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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 28, 1999, included in Cinergy Corp.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                        /s/ ARTHUR ANDERSEN  LLP
                                        ------------------------

Cincinnati, Ohio
January 7, 2000